Exhibit 10.12

TRADEMARK COLLATERAL ASSIGNMENT
AND SECURITY AGREEMENT

This TRADEMARK COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT, dated as of _____ _, 2009, made by AMBER READY, INC., a  Nevada corporation (“Grantor”), in favor of HUDSON ASSET PARTNERS, LLC, a Delaware limited liability company, as Collateral Agent (“Agent”).
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Capitalized terms not otherwise defined herein have the meaning set forth in the Security Agreement, dated as of _____ __, 2009, between Grantor and Agent (the “Security Agreement”).

W I T N E S S E T H:

WHEREAS, the Grantor has acquired an interest in certain trademarks and/or trademark applications identified in Exhibit 1 hereto (the “Trademarks”);

WHEREAS, the Grantor and the Agent are parties to the Security Agreement, entered into for benefit of the holders (the “Holders”) of certain three year convertible secured promissory notes issued by Grantor, all upon terms described in that certain Confidential Private Placement Memorandum, dated March 19, 2009;

WHEREAS, the Grantor wishes to grant to Agent a security interest in certain of its property and assets to secure the performance of its obligations under the Security Agreement;

WHEREAS, the Grantor and the Agent by this instrument seek to confirm and make a record of the collateral assignment of and grant of a security interest in the Trademarks.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Grantor does hereby acknowledge and confirm that it has made a collateral assignment to the Agent of, and has granted to the Agent a security interest in, for the benefit of the Holders, all of the Grantor’s right, title and interest in, to, and under the Trademarks.  The Grantor also acknowledges and confirms that the rights and remedies of Agent with respect to the collateral assignment of and security interests in the Trademarks acknowledged and confirmed hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference.

[SIGNATURE PAGE FOLLOWS]

AMBER READY, INC.

By:	/s/ Kai Patterson
Name: Kai Patterson Title: Chief Executive Officer

HUDSON ASSET PARTNERS, LLC

By:	/s/ Murray R. Rubiin
Name: Murray R. Rubin Title: Secretary

[SIGNATURE PAGE - TRADEMARK COLLATERAL ASSIGNMENT
AND SECURITY AGREEMENT]

EXHIBIT 1

TRADEMARKS/TRADEMARK APPLICATIONS

Trademark Application	Date	Serial Number

AMBER Ready	July 14, 2008	76691243
Amber Ready Teddy	July 14, 2008	76691244
Amber EMS	July 14, 2008	76691245